Exhibit 99.1

Coupa Software Reports Financial Results for the Third Quarter of Fiscal 2018

Record Quarterly Revenues of $47.3 Million, Year-to-Date Operating Cash Flows of $21.5 Million

SAN MATEO, Calif., December 4, 2017 – Coupa Software (NASDAQ: COUP), a leader in cloud-based spend management, today announced its financial results for the third quarter of fiscal year 2018, as follows:

•	Revenues: Total revenues were $47.3 million, an increase of 34% from the same period last year. Subscription services revenues were $42.8 million, an increase of 39% from the same period last year.

•	Loss from Operations: GAAP operating loss was $11.2 million, compared to a loss of $5.5 million for the same period last year. Non-GAAP operating loss was $2.4 million, compared to a loss of $2.9 million for the same period last year.

•	Net Loss: GAAP net loss was $11.3 million, compared to a loss of $6.7 million for the same period last year. GAAP net loss per basic and diluted share was $0.21, compared to a loss of $0.36 for the same period last year. Non-GAAP net loss was $2.8 million, compared to a loss of $4.1 million for the same period last year. Non-GAAP net loss per basic and diluted share was $0.05, compared to a loss of $0.22 per share for the same period last year.

•	Balance Sheet: Cash and cash equivalents were $219.3 million as of October 31, 2017. Total deferred revenue was $97.6 million as of October 31, 2017.

•	Cash Flow: Cash flow provided from operating activities for the nine months ended October 31, 2017 was $21.5 million.

“Q3 was another strong quarter for Coupa, highlighted by 39% growth in subscription revenues and our third consecutive quarter with positive operating cash flows,” said Rob Bernshteyn, CEO of Coupa. “With our latest product release, we continue to focus on delivering the most innovative and open Cloud platform for business spend and driving measurable customer value. As we look forward, we are well positioned to finish the year strong and continue our rapid growth.”

Business Outlook:

The following forward-looking statements reflect Coupa’s expectations as of December 4, 2017.

Fourth quarter of fiscal 2018:

•	Total revenues are expected to be between $48.3 and $48.8 million, with approximately $4.5 million from professional services.

•	Non-GAAP loss from operations is expected to be between $7.5 and $9.0 million.

•	Non-GAAP net loss per share is expected to be between $0.14 loss and $0.16 loss per share.

•	Basic and diluted weighted average share count is expected to be approximately 54.7 million shares.

Full year fiscal 2018:

•	Total revenues are expected to be between $181.5 and $182.0 million.

•	Non-GAAP loss from operations is expected to be between $19.5 and $21.0 million.

•	Non-GAAP net loss per share is expected to be between $0.37 loss and $0.39 loss per share.

•	Basic and diluted weighted average share count is expected to be approximately 53.0 million shares.

See the sections titled “Non-GAAP Financial Measures” and the reconciliation tables below for important details regarding Coupa’s non-GAAP measures.

Recent Business Highlights:

•	Caterpillar, the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives, has gone live with Coupa at their first location.

•	New customer wins in Q3 included, among others, the following key customers:

•	Toyota Financial Services: A leading provider of automotive financial services, offering an extensive line of financing plans and vehicle and payment protection products to Toyota customers and dealers in the U.S.

•	Zurich Insurance: A leading multi-line insurer that serves its customers in global and local markets.

•	Dansk Supermarked Group: The largest retailer in Denmark.

•	Other customer wins included: Razer (Asia Pacific), CrossFit, CHEP USA, Dentsu Aegis Network, Host Analytics, Pro Mach, UnitedWeb-Nextiva, SoftServe, CrossCountry, TeamHealth, Bristol Hospice, Neighborhood Healthcare, Auction Edge, Moovel, and P.F. Chang’s.

•	Coupa Release 19 (R19), the company’s third major release of the calendar year, was made generally available in October. R19 modernizes risk management, redefines sourcing optimization, adds travel and expense community intelligence, and enhances the Coupa Spend Management Platform with more than 70 new capabilities.

•	Coupa announced the general availability of Coupa Open Buy with Amazon Business, which expands customer buying options by giving employees access to the Amazon Business marketplace. The company also announced the addition of Coupa to the Amazon Web Services (AWS) Marketplace, where customers can now quickly discover and subscribe to Coupa Spend Management Solutions.

•	Coupa announced that senior software executive Mark Riggs joined the company as its first Chief Customer Officer. With more than 25 years of experience, Mr. Riggs has a consistent track record of creating and scaling customer-facing teams across organizations while delivering optimal success to internal and external stakeholders.

•	In October, Coupa hosted its annual European spend management conference, Coupa Inspire ‘17 in London. Inspire ‘17 featured speakers from some of the world’s leading brands, including Airbus, IKEA, Deloitte, Accenture, Maersk Line, and Pearson.

Conference Call Information:

Coupa will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today.

•	Parties in the U.S. and Canada can access the call by dialing 888-466-4587, using conference code 4942682.

•	International parties can access the call by dialing 719-457-2640, using conference code 4942682.

The webcast will be accessible on Coupa’s investor relations website at investors.coupa.com. A replay will be available through the same link. A telephonic replay of the conference call will be available through Monday, December 11, 2017. To access the replay, parties in the U.S. and Canada should call 888-203-1112 and enter conference code 4942682. International parties should call 719-457-0820 and enter conference code 4942682.

Non-GAAP Financial Measures:

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude share-based compensation expense, litigation-related costs, amortization of intangible assets acquired and related tax effects. Coupa believes these non-GAAP measures are useful in evaluating its operating performance and regularly reviews these measures as it evaluates its business.

Coupa believes these non-GAAP measures provide investors and other users of its financial information consistency and comparability with its past financial performance and facilitate period to period comparisons of operations. Coupa believes these non-GAAP measures are useful in evaluating its operating performance compared to that of other companies in its industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Coupa uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its board of directors concerning its financial performance. The definitions of its non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Coupa compensates for these limitations by providing investors and other users of its financial information a reconciliation of non-GAAP measures to the related GAAP financial measures. Coupa encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure and to view its non-GAAP measures in conjunction with GAAP financial measures. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.

With respect to Coupa’s guidance as provided under “Business Outlook” above, Coupa has not reconciled its expectations for non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items excluded from non-GAAP operating loss, such as charges related to share-based compensation expense, litigation-related costs, amortization of intangible assets acquired and related tax effects, cannot be reasonably calculated or predicted at this time. The effect of these excluded items may be significant.

Forward-Looking Statements:

This release includes forward-looking statements. All statements other than statements of historical facts, including the statements of management and statements in “Business Outlook” are forward-looking statements. These forward-looking statements are based on Coupa’s current expectations and projections about future events and trends that Coupa believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially, including: Coupa has a limited operating history, which makes it difficult to predict its future operating results; if Coupa is unable to attract new customers, the growth of its revenues will be adversely affected; because its platform is sold to large enterprises with complex operating environments, Coupa encounters long and unpredictable sales cycles; the markets in which Coupa participates are intensely competitive; Coupa’s business depends substantially on its customers renewing their subscriptions and purchasing additional subscriptions; risks and liabilities related to breach of its security measures or unauthorized access to customer data; if Coupa fails to develop widespread brand awareness cost-effectively, its business may suffer; and if Coupa fails to manage its recent rapid growth effectively, Coupa may be unable to execute its business plan, maintain high levels of service, or adequately address competitive challenges.

These and other risks and uncertainties that could affect Coupa’s future results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Coupa’s quarterly report on Form 10-Q filed with the SEC on September 8, 2017, which is available at investors.coupa.com and on the SEC’s website at www.sec.gov. Further information on potential risks that could affect actual results will be included in other periodic filings Coupa makes with the SEC.

The forward-looking statements in this release reflect Coupa’s expectations as of December 4, 2017. Coupa undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

About Coupa Software

Coupa Software (NASDAQ:COUP) is the cloud platform for business spend. We deliver “Value as a Service” by helping our customers maximize their spend under management, achieve significant cost savings, and drive profitability. Coupa provides a unified, cloud-based spend management platform that connects hundreds of organizations representing the Americas,

EMEA, and APAC with millions of suppliers globally. The Coupa platform provides greater visibility into and control over how companies spend money. Customers – small, medium and large – have used the Coupa platform to bring billions of dollars in cumulative spend under management. Learn more at www.coupa.com. Read more on the Coupa Blog or follow @Coupa on Twitter.

Investor Relations:

The Blueshirt Group for Coupa

Ryan Hutchinson

415-489-2186

ir@coupa.com

Media Contact:

Global Public Relations

Orlando De Bruce

650-485-8629

orlando.debruce@coupa.com

COUPA SOFTWARE INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Revenues:
Subscription services	$42,795	$30,799	$118,223	$83,954
Professional services and other	4,545	4,643	14,805	11,803

Total revenues	47,340	35,442	133,028	95,757
Cost of revenues:
Subscription services	9,554	6,346	26,575	18,425
Professional services and other	5,441	5,031	16,865	16,451

Total cost of revenues	14,995	11,377	43,440	34,876

Gross profit	32,345	24,065	89,588	60,881

Operating expenses:
Research and development	11,409	7,179	31,301	22,225
Sales and marketing	22,402	16,315	66,892	51,403
General and administrative	9,693	6,068	27,300	16,241

Total operating expenses	43,504	29,562	125,493	89,869

Loss from operations	(11,159)	(5,497)	(35,905)	(28,988)
Other income (expense), net	120	(986)	1,261	(1,509)

Loss before provision for income taxes	(11,039)	(6,483)	(34,644)	(30,497)
Provision for income taxes	263	211	438	502

Net loss and comprehensive loss	$(11,302)	$(6,694)	$(35,082)	$(30,999)

Net loss per share attributable to common stockholders, basic and diluted	$(0.21)	$(0.36)	$(0.67)	$(3.10)

Weighted-average number of shares used in computing net loss per share attributable to common stockholders, basic and diluted	53,779	18,420	52,388	9,987

COUPA SOFTWARE INCORPORATED

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(unaudited)

	October 31, 2017	January 31, 2017
Assets
Current assets:
Cash and cash equivalents	$219,298	$201,721
Accounts receivable, net of allowances	32,958	47,614
Prepaid expenses and other current assets	9,774	9,150
Deferred commissions, current portion	3,087	3,091

Total current assets	265,117	261,576
Property and equipment, net	5,209	4,642
Deferred commissions, net of current portion	2,848	2,895
Goodwill	37,146	6,306
Intangible assets, net	17,229	5,848
Other assets	4,033	2,597

Total assets	$331,582	$283,864

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,715	$1,175
Accrued expenses and other current liabilities	26,721	17,490
Deferred revenue, current portion	96,510	89,872

Total current liabilities	124,946	108,537
Deferred revenue, net of current portion	1,132	968
Other liabilities	4,461	467

Total liabilities	130,539	109,972

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value per share	—	—
Common stock, $0.0001 par value per share	6	5
Additional paid-in capital	396,795	334,363
Accumulated deficit	(195,758)	(160,476)

Total stockholders’ equity	201,043	173,892

Total liabilities and stockholders’ equity	$331,582	$283,864

COUPA SOFTWARE INCORPORATED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Nine Months Ended October 31,
	2017	2016
Cash flows from operating activities
Net loss	$(35,082)	$(30,999)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,557	3,265
Amortization of deferred commissions	2,967	2,976
Stock-based compensation	20,783	5,649
Other non-cash items	202	606
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	15,625	3,773
Prepaid expenses and other current assets	(571)	(5,483)
Other assets	503	(944)
Deferred commissions	(2,915)	(2,623)
Accounts payable	335	202
Accrued expenses and other liabilities	8,408	4,963
Deferred revenue	5,703	8,071

Net cash provided by (used in) operating activities	21,515	(10,544)

Cash flows from investing activities
Acquisitions, net of cash acquired	(39,593)	—
Purchase of property and equipment	(3,587)	(3,500)
Decrease in restricted cash	34	—

Net cash used in investing activities	(43,146)	(3,500)

Cash flows from financing activities
Proceeds from issuance of common stock, net of underwriting discounts, commissions and offering costs	22,264	138,189
Proceeds from the exercise of common stock options	10,120	4,100
Excess tax benefit from stock-based compensation	—	52
Proceeds from issuance of common stock for employee stock purchase plan	6,824	—

Net cash provided by financing activities	39,208	142,341

Net increase in cash and cash equivalents	17,577	128,297
Cash and cash equivalents at beginning of period	201,721	92,348

Cash and cash equivalents at end of period	$219,298	$220,645

COUPA SOFTWARE INCORPORATED

Three Months Ended October 31, 2017

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Non-GAAP
Costs and expenses:
Costs of subscription services	$9,554	$(585)	$(747)	$8,222
Costs of professional services and other	5,441	(685)	—	4,756
Gross profit	68.3%	2.7%	1.6%	72.6%
Research and development	11,409	(1,999)	—	9,410
Sales and marketing	22,402	(2,212)	(195)	19,995
General and administrative	9,693	(2,386)	—	7,307
Loss from operations	(11,159)	7,867	942	(2,350)
Operating margin	-23.6%	16.6%	2.0%	-5.0%
Other income, net	120	—	—	120
Loss before provision for income taxes	(11,039)	7,867	942	(2,230)
Aggregate adjustment for income taxes	263	222	119	604
Net loss	(11,302)	7,645	823	(2,834)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.21)			$(0.05)

(1)	Calculated based upon 53,779 basic and diluted weighted-average shares of common stock

COUPA SOFTWARE INCORPORATED

Three Months Ended October 31, 2016

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Litigation- Related Costs	Non-GAAP
Costs and expenses:
Costs of subscription services	$6,346	$(150)	$(212)	$—	$5,984
Costs of professional services and other	5,031	(155)	—	—	4,876
Gross profit	67.9%	0.9%	0.6%	—	69.4%
Research and development	7,179	(357)	—	—	6,822
Sales and marketing	16,315	(937)	—	—	15,378
General and administrative	6,068	(785)	—	(1)	5,282
Loss from operations	(5,497)	2,384	212	1	(2,900)
Operating margin	-15.5%	6.7%	0.6%	0.0%	-8.2%
Other expense, net	(986)	—	—	—	(986)
Loss before provision for income taxes	(6,483)	2,384	212	1	(3,886)
Aggregate adjustment for income taxes	211	20	—	—	231
Net loss	(6,694)	2,364	212	1	(4,117)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.36)				$(0.22)

(1)	Calculated based upon 18,420 basic and diluted weighted-average shares of common stock

COUPA SOFTWARE INCORPORATED

Nine Months Ended October 31, 2017

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Non-GAAP
Costs and expenses:
Costs of subscription services	$26,575	$(1,469)	$(2,021)	$23,085
Costs of professional services and other	16,865	(1,965)	—	14,900
Gross profit	67.3%	2.6%	1.5%	71.4%
Research and development	31,301	(4,798)	—	26,503
Sales and marketing	66,892	(6,152)	(384)	60,356
General and administrative	27,300	(6,399)	—	20,901
Loss from operations	(35,905)	20,783	2,405	(12,717)
Operating margin	-27.0%	15.6%	1.8%	-9.6%
Other income, net	1,261	—	—	1,261
Loss before provision for income taxes	(34,644)	20,783	2,405	(11,456)
Aggregate adjustment for income taxes	438	585	238	1,261
Net loss	(35,082)	20,198	2,167	(12,717)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.67)			$(0.24)

(1)	Calculated based upon 52,388 basic and diluted weighted-average shares of common stock

COUPA SOFTWARE INCORPORATED

Nine Months Ended October 31, 2016

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	GAAP	Share-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Litigation- Related Costs	Non-GAAP
Costs and expenses:
Costs of subscription services	$18,425	$(415)	$(644)	$—	$17,366
Costs of professional services and other	16,451	(399)	—	—	16,052
Gross profit	63.6%	0.9%	0.7%	—	65.1%
Research and development	22,225	(982)	—	—	21,243
Sales and marketing	51,403	(1,848)	—	—	49,555
General and administrative	16,241	(2,005)	—	(151)	14,085
Loss from operations	(28,988)	5,649	644	151	(22,544)
Operating margin	-30.3%	5.9%	0.7%	0.2%	-23.5%
Other expense, net	(1,509)	—	—	—	(1,509)
Loss before provision for income taxes	(30,497)	5,649	644	151	(24,053)
Aggregate adjustment for income taxes	502	65	—	—	567
Net loss	(30,999)	5,584	644	151	(24,620)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(3.10)				$(2.47)

(1)	Calculated based upon 9,987 basic and diluted weighted-average shares of common stock